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                                                                 EXHIBIT 10.15-A

                              FIRST AMENDMENT TO
                            KEY EMPLOYEE AGREEMENT




To:  Michael Rubin
     1840 Aloha Lane
     Gladwyne, PA  19035


     The Key Employment Agreement dated September 25, 1996 (the "Employment Agreement") which you entered into with the undersigned, GLOBAL SPORTS, INC., a Delaware corporation (then known as Ryka Inc.)(the "Company") contained a
Section 1.4 which provided that if the Company did not merge with KPR Sports International, Inc. ("KPR") on or before June 30, 1997, then the Key Employment Agreement would be null and void.

     The actual merger with KPR occurred on December 15, 1997. Please execute this document, where indicated below, acknowledging that Section 1.4 is deleted from the Employment Agreement and confirming that the Employment Agreement remains valid and in full force and effect.

                                               Very truly yours,

                                               GLOBAL SPORTS, INC.


                                               By:/s/ Michael Rubin
                                               -------------------------------
                                                      Michael Rubin
                                                      Chairman and Chief
                                                      Executive Officer
Accepted and Agreed:


/s/ Michael Rubin
-----------------------
Michael Rubin


Dated:  December 15, 1997